Exhibit 10.17

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 7, 2020, is entered into among DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), DIGITAL MEDIA SOLUTIONS, LLC, a Delaware limited liability company (the “Company”); each of the Affiliates of the Company party hereto as borrowers (together with the Company, the “Borrowers”); each of the Guarantors party hereto; each of the Lenders under the Credit Agreement (as hereinafter defined), the other financial institutions party hereto; and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

BACKGROUND

WHEREAS, the Borrowers, Holdings, the Administrative Agent, and the Lenders party thereto are parties to that certain Credit Agreement dated as of July 3, 2018 (as amended by the Incremental Amendment to Credit Agreement, dated as of July 1, 2019, as further amended by the Second Incremental Amendment to Credit Agreement, dated as of November 1, 2019, the “Existing Credit Agreement”) (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested an increase in the Revolving Commitments by an amount equal to $7,500,000 (such increased Revolving Commitments, the “Increased Revolving Commitments”; and the Lenders providing such Increased Revolving Commitments, the “Increased Revolving Lenders”); and

WHEREAS, the Borrowers and Holdings have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Increased Revolving Commitment.

2.1 Each Increased Revolving Lender acknowledges and agrees that upon the occurrence of the Amendment No. 3 Effective Date, (a) it shall be bound under this Amendment and (b) with respect to the Increased Revolving Commitments it shall be bound under the Credit Agreement as a Lender holding an Increased Revolving Commitment for all purposes of the Credit Agreement and the other Loan Documents, and shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Increased Revolving Lender hereby agrees to provide its respective Increased Revolving Commitment as set forth on Annex A hereto on the terms set forth in this Amendment, and its Increased Revolving Commitment shall be binding as of the Amendment No. 3 Effective Date. On the Amendment No. 3 Effective Date the Increased Revolving Lenders shall fund to Administrative Agent such amount as is necessary to cause the outstanding Revolving Loans of each Revolving Lender to equal its ratable share of all outstanding Revolving Loans and Administrative Agent shall disburse to the Revolving Lenders (other than the Increased Revolving Lenders) the amounts received from the Increased Revolving Lenders to so reflect such ratable share.

Section 3. Amendments to the Credit Agreement. As of the Amendment No. 3 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

3.1 The Recitals to the Credit Agreement are hereby amended by amending and restating clause (a) of the third paragraph set forth therein in its entirety as follows:

“(a) Revolving Loans to Borrowers from time to time in an aggregate principal amount not to exceed $15,000,000,”

3.2 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

“Amendment No. 3” means the Amendment No. 3 to Credit Agreement, dated as of January 7, 2020, among the Borrowers, Holdings, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date” has the meaning set forth in Section 5 of Amendment No. 3.

3.3 Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as set forth below:

“Revolving Commitment” means, as to any Lender, such Lender’s commitment to make Revolving Loans under this Agreement. The amount of each Lender’s Revolving Commitment as of the Amendment No. 3 Effective Date is set forth on Annex A to the Third Amendment. The aggregate amount of the Revolving Commitments of all Lenders as of the Amendment No. 3 Effective Date is $15,000,000.

3.4 Annex A to the Credit Agreement is hereby amended by replacing the Revolving Commitment portion thereof with the table set forth on Annex A hereto.

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Section 4. Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender that the following are true and correct as of the Amendment No. 3 Effective Date:

4.1 Continuation of Representations and Warranties. After giving effect to this Amendment and the incurrence of the Increased Revolving Commitments, all representations and warranties of each Loan Party set forth in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the Amendment No. 3 Effective Date;

4.2 No Existing Default. Both immediately before and after giving effect to this Amendment and the incurrence of the Increased Revolving Commitments, no Default or Event of Default has occurred and is continuing;

4.3 Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver this Amendment, each Borrower is duly authorized to borrow monies under this Amendment and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law, (ii) the organizational documents or governing documents of any Loan Party, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents or permitted by Section 11.2 of the Credit Agreement); and

4.4 Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

4.5 Beneficial Ownership. As of the Amendment No. 3 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.

Section 5. Conditions Precedent. This Amendment shall be effective as of the date first set forth above, provided the Increased Revolving Commitments shall not be effective until the satisfaction (or waiver) of the following conditions precedent (the date of such satisfaction being the “Amendment No. 3 Effective Date”):

5.1 Execution and Delivery. Administrative Agent has received this Amendment duly executed by each Loan Party, Administrative Agent and each Lender.

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5.2 Payment of Fees and Attorney Costs. Borrowers shall have paid to Administrative Agent all reasonable and documented out-of-pocket costs and expenses of Administrative Agent incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs of Administrative Agent in connection with the preparation and negotiation of this Amendment) along with all fees including all fees required to be paid pursuant to that certain Fee Letter dated as of the date hereof by and among the Borrowers and Fifth Third Bank, National Association.

5.3 Promissory Note. To the extent requested by any Increased Revolving Lender with an Increased Revolving Commitment, such Lender shall have received a new Note reflecting each such Lender’s Revolving Commitment after giving effect to this Amendment.

5.4 Secretary’s Certificates. Administrative Agent shall have received from Borrower Representative, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of each Loan Party, a certificate attaching resolutions of such Loan Party’s board of directors or other governing body approving and authorizing its execution, delivery and performance of this Amendment and the other transactions contemplated hereby, and certifying there have been no changes to the organizational documents of each Loan Party previously delivered to the Administrative Agent.

Section 6. Reaffirmation. Each Loan Party hereby (i) expressly reaffirms and assumes all of its obligations and liabilities to Administrative Agent and the Lenders as set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents (in each case, as the same have been amended by this Amendment or as otherwise amended, amended and restated, supplemented or otherwise modified) (collectively, the “Reaffirmed Documents”) and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Reaffirmed Documents as though such Reaffirmed Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date; and (ii) acknowledges, ratifies, confirms and reaffirms without condition, all Liens and security interests granted to Administrative Agent, for its benefit and the benefit of Lenders, pursuant to the Reaffirmed Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Reaffirmed Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Increased Revolving Commitments and all extensions, renewals, refinancing, amendments or modifications of any of the foregoing.

Section 7. Miscellaneous.

7.1 Effect of Amendment. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document and each Loan Party hereby fully ratifies and affirms each Loan Document to which it is a party.

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7.2 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

7.3 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

7.4 Ratification of Liability; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the Liens granted or purported to be granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Administrative Agent and/or Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Administrative Agent and each Lender has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, neither Administrative Agent nor any Lender waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

7.5 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

7.6 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER APPROPRIATE JURISDICTION. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH

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LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

7.7 WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

7.8 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

7.9 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.10 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including .pdf of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[signature page follows]

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The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, as Holdings

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	CEO

DIGITAL MEDIA SOLUTIONS, LLC, as a Borrower

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	CEO

FORTE MEDIA SOLUTIONS, LLC,
PURE FLOW MARKETING, LLC,
SCHOOLADVISOR, LLC,
BEST RATE HOLDINGS, LLC,
PROTECT.COM LLC,
SPARKROOM HOLDINGS, LLC,
CAR LOAN PAL HOLDINGS, LLC,
W4 HOLDING COMPANY,
DMS ENGAGE, LLC,
each as a Guarantor

By: DIGITAL MEDIA SOLUTIONS, LLC, its sole
member

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	CEO

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Signature Pages to Amendment No. 3

to Credit Agreement

DMS UE ACQUISITION HOLDINGS INC., as a
Guarantor

By:	/s/ Joe Marinucci
Name:	Joe Marinucci
Title:	CEO

UE AUTHORITY, CO., as a Guarantor

By:	/s/ Joe Marinucci
Name:	Joe Marinucci
Title:	CEO

Signature Pages to Amendment No. 3

to Credit Agreement

ADMINISTRATIVE AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS, LLC

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 3

to Credit Agreement

LENDERS:

MONROE CAPITAL PRIVATE CREDIT
FUND II, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND II LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL PRIVATE CREDIT
FUND II FINANCING SPV LLC, in its capacity
as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND II LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT
FUND II LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL PRIVATE CREDIT
FUND III FINANCING SPV LLC, in its capacity
as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND III LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT
FUND III LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 3

to Credit Agreement

MONROE CAPITAL PRIVATE CREDIT
FUND III LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND III LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL PRIVATE CREDIT
FUND III (LUX) FINANCING HOLDCO LP, in
its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND III (LUX) FINANCING HOLDCO GP
LLC, its general partner

By: MONROE CAPITAL MANAGEMENT
ADVISORS LLC, as Manager

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL PRIVATE CREDIT
FUND III (LUX) FINANCING SPV LP, in its
capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND III (LUX) FINANCING SPV GP LLC,
its general partner

By: MONROE CAPITAL MANAGEMENT
ADVISORS LLC, as Manager

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 3

to Credit Agreement

MONROE PRIVATE CREDIT FUND A LP, in
its capacity as a Lender

By: MONROE PRIVATE CREDIT FUND A
LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE PRIVATE CREDIT FUND A
FINANCING SPV LLC, in its capacity as a
Lender

By: MONROE PRIVATE CREDIT FUND A
LP, as its Designated Manager

By: MONROE PRIVATE CREDIT FUND A
LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL PRIVATE CREDIT
FUND I LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT
FUND I LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 3

to Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LP, as its Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MC FINANCING SPV I, LLC, in its capacity as a Lender

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL MML CLO 2016-1, LTD., in its capacity as a Lender
By: MONROE CAPITAL MANAGEMENT LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ James M. Cassady
Name:	James M. Cassady
Title:	MD

MONROE CAPITAL MML CLO VII, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ James M. Cassady
Name:	James M. Cassady
Title:	MD

Signature Pages to Amendment No. 3

to Credit Agreement

MONROE CAPITAL MML CLO VIII, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Servicer and Attorney-in-fact

By:	/s/ James M. Cassady
Name:	James M. Cassady
Title:	MD

MONROE (NP) U.S. PRIVATE DEBT FUND LP, in its capacity as a Lender

By: MONROE (NP) U.S. PRIVATE DEBT FUND GP LTD., its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL MML CLO 2017-1, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ James M. Cassady
Name:	James M. Cassady
Title:	MD

Signature Pages to Amendment No. 3

to Credit Agreement

MONROE CAPITAL MML CLO IX, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ James M. Cassady
Name:	James M. Cassady
Title:	MD

MONROE CAPITAL MML CLO X, LTD., in its capacity as a Lender

By: MONROE CAPITAL CLO MANAGER LLC, as its Servicer and Attorney-in-Fact

By:	/s/ James M. Cassady
Name:	James M. Cassady
Title:	MD

Signature Pages to Amendment No. 3

to Credit Agreement

ANTARES ASSETCO LP

By: ANTARES ASSETCO GP LLC, its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:	Duly Authorized Signatory

ANTARES HOLDINGS LP

By: ANTARES HOLDINGS GP INC., its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:	Duly Authorized Signatory

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Signature Pages to Amendment No. 3

to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, in its capacity as a Lender and an Increased Revolving Lender

By:	/s/ Chris Joseph
Name:	Chris Joseph
Title:	Director

Signature Pages to Amendment No. 3

to Credit Agreement

ANNEX A

REVOLVING LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment	Pro Rata Share
Fifth Third Bank, National Association	$7,500,000.00	50%
Monroe Capital Private Credit Fund III LP	$1,804,927.19	12.03%
Monroe Capital Private Credit Fund II LP	$802,781.87	5.35%
Monroe Private Credit Fund A LP	$2,167,526.17	14.45%
Monroe Capital Private Credit Fund III (Lux) Financing Holdco LP	$392,654.77	2.62%
Monroe (NP) U.S. Private Debt Fund LP	$672,043.00	4.48%
Antares Holdings LP	$1,660,067.00	11.07%

TOTALS	$15,000,000.00	100.0000000%